UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2007

TIME AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-10320	13-3465289
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8840 East Chaparral, Suite 100
Scottsdale, Arizona, 85250
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (480) 296-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 16, 2007, Bahan Sadegh was appointed to serve as the Company’s President and Chief Executive Officer.  Mr. Sadegh has served as the Company’s Vice President of Technology and Chief Technology Officer since 1995.  Jonathan Weiss resigned as the Company’s President and Chief Executive Officer effective as of the same date, and will resume his prior position as the Company’s Vice President of Business Development.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME AMERICA, INC.

Date: April 20, 2007	By:	/s/ Thomas J. Klitzke
	Name:	Thomas J. Klitzke
	Title:	Principal Accounting Officer